                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Robert D. LeBlanc,  President and Chief Executive  Officer of
Handy & Harman,  a New York  corporation,  and Executive  Vice  President of WHX
Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                           /s/ Robert D. LeBlanc
                                           ---------------------
                                           Robert D. LeBlanc
                                           President and Chief Executive
                                           Officer of Handy & Harman and
                                           Executive Vice President of WHX
                                           Corporation
                                           August 8, 2002